Exhibit 99.1

GSI GROUP INC.

UNAUDITED PRO FORMA FINANCIAL STATEMENT INFORMATION

On July 15, 2014, GSI Group, Inc., a New Brunswick, Canada corporation, and certain of its subsidiaries (collectively, “GSI” or “the Sellers”) completed the sale of the Scientific Lasers business operating under the Continuum brand name (the “Business”) to Amplitude Laser, Inc. and Amplitude Technologies, S.A., (the “Buyers”) for approximately $7.0 million in cash, subject to certain closing working capital adjustments, pursuant to an Asset and Equity Purchase Agreement (the “ Purchase Agreement”) dated June 24, 2014 between the Sellers and the Buyers.

The unaudited pro forma consolidated balance sheet as of March 28, 2014 has been derived from GSI’s unaudited balance sheet included in its quarterly Report on Form 10-Q for the three months ended March 28, 2014 and gives effect to the sale of the Business as if it had occurred as of March 28, 2014. The unaudited pro forma consolidated statements of operations for the three months ended March 28, 2014 and March 29, 2013 have been derived from unaudited quarterly report on Form 10-Q for the three months ended March 28, 2014. The unaudited pro forma consolidated statements of operations for the three years ended December 31, 2013, 2012 and 2011 have been derived from the audited consolidated financial statements of GSI included in its Annual Report on Form 10-K for the year ended December 31, 2013. The unaudited pro forma consolidated statements of operations give effect to the sale of the Business as if it had occurred on January 1, 2011.

The unaudited pro forma consolidated financial statement information is for illustrative purposes only, is hypothetical in nature and does not purport to represent what GSI’s results of operations, balance sheet or other financial information would have been if the sale had occurred as of the dates indicated. The unaudited pro forma adjustments are based upon available information and certain assumptions that GSI believes are reasonable. The unaudited pro forma consolidated financial statements and the accompanying notes should be read in conjunction with GSI’s historical consolidated financial statements, including the related notes, included in GSI’s annual report on Form 10-K for the year ended December 31, 2013 and quarterly report on Form 10-Q for the three months ended March 28, 2014.

GSI GROUP INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

(in thousands of U.S. dollars)

	March 28, 2014
	Historical	Pro forma adjustments		Pro forma
ASSETS
Current Assets
Cash and cash equivalents	$31,741	$7,924	(a)	$39,665
Accounts receivable, net	61,314	—		61,314
Inventories	63,834	—		63,834
Income taxes receivable	5,455	—		5,455
Deferred tax assets	8,786	—		8,786
Prepaid expenses and other current assets	4,872	—		4,872
Assets of discontinued operations	16,135	(15,012	)(b)	1,123

Total current assets	192,137	(7,088)		185,049
Property, plant and equipment, net	31,448	—		31,448
Deferred tax assets	497	—		497
Other assets	11,957	—		11,957
Intangible assets, net	102,763	—		102,763
Goodwill	115,182	—		115,182

Total assets	$453,984	$(7,088)		$446,896

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Current portion of long-term debt	$7,500	$—		$7,500
Accounts payable	26,572	—		26,572
Income taxes payable	535	484	(d)	1,019
Deferred tax liabilities	214	—		214
Accrued expenses and other current liabilities	21,875	—		21,875
Liabilities of discontinued operations	7,336	(6,405	)(c)	931

Total current liabilities	64,032	(5,921)		58,111
Long-term debt	129,125	—		129,125
Deferred tax liabilities	4,389	—		4,389
Income taxes payable	8,018	—		8,018
Other liabilities	4,750	—		4,750

Total liabilities	210,314	(5,921)		204,393

Commitments and Contingencies

Stockholders’ Equity
Common shares, no par value	423,856	—		423,856
Additional paid-in capital	25,659	—		25,659
Accumulated deficit	(199,930)	(1,167	)(d)	(201,097)
Accumulated other comprehensive loss	(6,341)	—		(6,341)

Total GSI Group Inc. stockholders’ equity	243,244	(1,167)		242,077
Noncontrolling interest	426	—		426

Total stockholders’ equity	243,670	(1,167)		242,503

Total liabilities and stockholders’ equity	$453,984	$(7,088)		$446,896

GSI GROUP INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands of U.S. dollars or shares, except per share amounts)

	Three Months Ended March 28, 2014
	Historical	Pro forma adjustments		Pro forma
Sales	$79,133	$—		$79,133
Cost of sales	47,028	—		47,028

Gross profit	32,105	—		32,105

Operating expenses:
Research and development and engineering	5,857	—		5,857
Selling, general and administrative	19,618	—		19,618
Amortization of purchased intangible assets	1,744	—		1,744
Restructuring and acquisition related costs	818	—		818

Total operating expenses	28,037	—		28,037

Income from operations	4,068	—		4,068
Interest income (expense), net	(837)	—		(837)
Foreign exchange transaction gains (losses), net	(19)	—		(19)
Other income (expense), net	581	—		581

Income from continuing operations before income taxes	3,793	—		3,793
Income tax provision	937	—		937

Income from continuing operations	2,856	—		2,856
Loss from discontinued operations, net of tax	(1,866)	1,724	(e)	(142)

Consolidated net income	990	1,724		2,714
Less: Net income attributable to noncontrolling interest	(7)	—		(7)

Net income attributable to GSI Group Inc.	$983	$1,724		$2,707

Earnings per common share from continuing operations:
Basic	$0.08			$0.08
Diluted	$0.08			$0.08

Loss per common share from discontinued operations:
Basic	$(0.05)			$(0.00)
Diluted	$(0.05)			$(0.00)

Earnings per common share attributable to GSI Group Inc.:
Basic	$0.03			$0.08
Diluted	$0.03			$0.08

Weighted average common shares outstanding—basic	34,227			34,227
Weighted average common shares outstanding—diluted	34,669			34,669

Amounts attributable to GSI Group Inc.:
Income from continuing operations	$2,856			$2,856
Loss from discontinued operations	(1,873)			(149)

Net income	$983			$2,707

GSI GROUP INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands of U.S. dollars or shares, except per share amounts)

	Three Months Ended March 29, 2013
	Historical	Pro forma adjustments		Pro forma
Sales	$75,071	$—		$75,071
Cost of sales	44,440	—		44,440

Gross profit	30,631	—		30,631

Operating expenses:
Research and development and engineering	5,816	—		5,816
Selling, general and administrative	18,689	—		18,689
Amortization of purchased intangible assets	2,236	—		2,236
Restructuring and acquisition related costs	2,428	—		2,428

Total operating expenses	29,169	—		29,169

Income from operations	1,462	—		1,462
Interest income (expense), net	(898)	—		(898)
Foreign exchange transaction gains (losses), net	1,219	—		1,219
Other income (expense), net	369	—		369

Income from continuing operations before income taxes	2,152	—		2,152
Income tax provision	403	—		403

Income from continuing operations	1,749	—		1,749
Income (loss) from discontinued operations, net of tax	369	281	(e)	650

Consolidated net income	2,118	281		2,399
Less: Net income attributable to noncontrolling interest	(36)	—		(36)

Net income attributable to GSI Group Inc.	$2,082	$281		$2,363

Earnings per common share from continuing operations:
Basic	$0.05			$0.05
Diluted	$0.05			$0.05

Earnings per common share from discontinued operations:
Basic	$0.01			$0.02
Diluted	$0.01			$0.02

Earnings per common share attributable to GSI Group Inc.:
Basic	$0.06			$0.07
Diluted	$0.06			$0.07

Weighted average common shares outstanding—basic	33,983			33,983
Weighted average common shares outstanding—diluted	34,271			34,271

Amounts attributable to GSI Group Inc.:
Income from continuing operations	$1,749			$1,749
Income from discontinued operations	333			614

Net income	$2,082			$2,363

GSI GROUP INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands of U.S. dollars or shares, except per share amounts)

	Year Ended December 31, 2013
	Historical	Pro forma adjustments		Pro forma
Sales	$341,612	$(24,702	)(e)	$316,910
Cost of sales	202,163	(17,480	)(e)	184,683

Gross profit	139,449	(7,222)		132,227

Operating expenses:
Research and development and engineering	26,352	(2,565	)(e)	23,787
Selling, general and administrative	81,449	(5,112	)(e)	76,337
Amortization of purchased intangible assets	7,270	—		7,270
Restructuring, restatement related costs, post-emergence fees and other	6,687	(1,300	)(e)	5,387

Total operating expenses	121,758	(8,977)		112,781

Income from operations	17,691	1,755		19,446
Interest income (expense), net	(3,455)	(13	)(e)	(3,468)
Foreign exchange transaction gains (losses), net	(1,208)	(93	)(e)	(1,301)
Other income (expense), net	1,502	(2	)(e)	1,500

Income from continuing operations before income taxes	14,530	1,647		16,177
Income tax provision	5,680	466	(e)	6,146

Income from continuing operations	8,850	1,181		10,031
Loss from discontinued operations, net of tax	(927)	—		(927)
Loss on disposal of discontinued operations	(592)	—		(592)

Consolidated net income	7,331	1,181		8,512
Less: Net income attributable to noncontrolling interest	(22)	—		(22)

Net income attributable to GSI Group Inc.	$7,309	$1,181		$8,490

Earnings per common share from continuing operations:
Basic	$0.26			$0.29
Diluted	$0.26			$0.29

Loss per common share from discontinued operations:
Basic	$(0.05)			$(0.04)
Diluted	$(0.05)			$(0.04)

Earnings per common share attributable to GSI Group Inc.:
Basic	$0.21			$0.25
Diluted	$0.21			$0.25

Weighted average common shares outstanding—basic	34,073			34,073
Weighted average common shares outstanding—diluted	34,396			34,396

Amounts attributable to GSI Group Inc.:
Income from continuing operations	$8,850			$10,031
Loss from discontinued operations	(1,541)			(1,541)

Net income	$7,309			$8,490

GSI GROUP INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands of U.S. dollars or shares, except per share amounts)

	Year Ended December 31, 2012
	Historical	Pro forma adjustments		Pro forma
Sales	$271,498	$(27,702	)(e)	$243,796
Cost of sales	157,022	(18,744	)(e)	138,278

Gross profit	114,476	(8,958)		105,518

Operating expenses:
Research and development and engineering	22,393	(3,863	)(e)	18,530
Selling, general and administrative	65,584	(5,877	)(e)	59,707
Amortization of purchased intangible assets	2,650	—		2,650
Restructuring, restatement related costs, post-emergence fees and other	8,842	(4,473	)(e)	4,369

Total operating expenses	99,469	(14,213)		85,256

Income from operations	15,007	5,255		20,262
Interest income (expense), net	(2,788)	(3	)(e)	(2,791)
Foreign exchange transaction gains (losses), net	(1,267)	(80	)(e)	(1,347)
Other income (expense), net	582	(3	)(e)	579

Income from continuing operations before income taxes	11,534	5,169		16,703
Income tax provision (benefit)	(10,940)	1,897	(e)	(9,043)

Income from continuing operations	22,474	3,272		25,746
Loss from discontinued operations, net of tax	(5,151)	—		(5,151)
Gain on disposal of discontinued operations	2,255	—		2,255

Consolidated net income	19,578	3,272		22,850
Less: Net income attributable to noncontrolling interest	(40)	—		(40)

Net income attributable to GSI Group Inc.	$19,538	$3,272		$22,810

Earnings per common share from continuing operations:
Basic	$0.66			$0.76
Diluted	$0.66			$0.76

Loss per common share from discontinued operations:
Basic	$(0.08)			$(0.09)
Diluted	$(0.08)			$(0.09)

Earnings per common share attributable to GSI Group Inc.:
Basic	$0.58			$0.67
Diluted	$0.58			$0.67

Weighted average common shares outstanding—basic	33,775			33,775
Weighted average common shares outstanding—diluted	33,936			33,936

Amounts attributable to GSI Group Inc.:
Income from continuing operations	$22,474			$25,746
Loss from discontinued operations	(2,936)			(2,936)

Net income	$19,538			$22,810

GSI GROUP INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands of U.S. dollars or shares, except per share amounts)

	Year Ended December 31, 2011
	Historical	Pro forma adjustments		Pro forma
Sales	$304,296	$(34,599	)(e)	$269,697
Cost of sales	171,196	(21,058	)(e)	150,138

Gross profit	133,100	(13,541)		119,559

Operating expenses:
Research and development and engineering	23,454	(5,445	)(e)	18,009
Selling, general and administrative	67,877	(8,978	)(e)	58,899
Amortization of purchased intangible assets	3,515	—		3,515
Restructuring, restatement related costs, post-emergence fees and other	2,406	(1,612	)(e)	794

Total operating expenses	97,252	(16,035)		81,217

Income from operations	35,848	2,494		38,342
Interest income (expense), net	(12,977)	(2	)(e)	(12,979)
Foreign exchange transaction gains (losses), net	172	(173	)(e)	(1)
Other income (expense), net	1,177	8	(e)	1,185

Income from continuing operations before income taxes	24,220	2,327		26,547
Income tax provision	2,544	(408	)(e)	2,136

Income from continuing operations	21,676	2,735		24,411
Income from discontinued operations, net of tax	7,325	—		7,325

Consolidated net income	29,001	2,735		31,736
Less: Net income attributable to noncontrolling interest	(28)	—		(28)

Net income attributable to GSI Group Inc.	$28,973	$2,735		$31,708

Earnings per common share from continuing operations:
Basic	$0.65			$0.73
Diluted	$0.64			$0.73

Earnings per common share from discontinued operations:
Basic	$0.22			$0.22
Diluted	$0.22			$0.21

Earnings per common share attributable to GSI Group Inc.:
Basic	$0.87			$0.95
Diluted	$0.86			$0.94

Weighted average common shares outstanding—basic	33,481			33,481
Weighted average common shares outstanding—diluted	33,589			33,589

Amounts attributable to GSI Group Inc.:
Income from continuing operations	$21,676			$24,411
Income from discontinued operations	7,297			7,297

Net income	$28,973			$31,708

GSI GROUP INC.

NOTES TO UNAUDITED PRO FORMA CONSLIDATED FINANCIAL STATEMENTS

The following describes the pro forma adjustments related to the sale of the Business made in the accompanying unaudited pro forma consolidated balance sheet as of March 28, 2014 and the unaudited pro forma consolidated statements of operations for the three month periods ended March 28, 2014 and March 29, 2013 and fiscal years ended December 31, 2013, 2012 and 2011:

(a)	To record the receipt of $7.0 million cash for the sale of the Business plus cash due to GSI of $0.9 million as part of working capital adjustments.

(b)	To eliminate assets of the Business as of March 28, 2014. The remaining assets of discontinued operations primarily relate to assets of GSI’s 50% owned joint venture, Excel Laser Technology Private Limited (“Excel SouthAsia JV”).

(c)	To eliminate liabilities of the Business as of March 28, 2014. The remaining liabilities of discontinued operations relate to liabilities of GSI’s Excel SouthAsia JV. In addition, a Japan pension liability and accrued restructuring associated with the Business also remain as GSI liabilities because GSI is responsible for the settlement of these liabilities upon transaction closing in accordance with the Purchase Agreement.

(d)	To record the estimated loss on sale of the Business, net of tax.

(e)	To eliminate results of operations, net of tax, of the Business. Income tax effects have been determined using the tax rates in effect in the pertinent jurisdictions during the periods presented.